UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2017

Date of reporting period :	December 1, 2016 — November 30, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Emerging Markets Income Fund

Annual report
11 | 30 | 17

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PEMWX

Putnam
Emerging Markets
Income Fund

Annual report
11 | 30 | 17

Consider these risks before investing: Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may also lead to periods of high volatility and reduced liquidity in the fund’s portfolio holdings. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than can a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund. You can lose money by investing in the fund. Emerging markets often do not provide legal remedies for bondholders comparable to those available to bondholders in the United States, and it may not be possible to dispose of bonds of distressed issuers.

Message from the Trustees

January 12, 2018

Dear Fellow Shareholder:

Investor sentiment remained positive through most of 2017, helping to keep financial markets on a steady course. While bond market performance was a bit uneven, global stock markets generally made solid advances with low volatility. However, we enter the new year mindful of a number of risks that could disrupt the positive momentum.

Although no one can predict the direction of the markets in the months ahead, Putnam’s experienced investment professionals actively seek to position their fund portfolios for all types of conditions. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors through changing markets.

In all environments, we believe investors should remain focused on time-tested strategies: maintain a well-diversified portfolio, think about long-term goals, and speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

Thank you for investing with Putnam.

About the fund

Putnam Emerging Markets Income Fund invests mainly in the bonds of emerging-market governments and companies. These may include both investment-grade and below-investment-grade securities that are denominated in U.S. dollars or in foreign currencies. The fund may also use derivatives — such as futures, options, warrants, and swap contracts — for hedging purposes and to gain exposure to certain markets, rates, or currencies.

Active management

Putnam’s veteran fund managers have experience investing in emerging markets using fundamental research and top-down macroeconomic analysis.

2 Emerging Markets Income Fund

Diversification benefits

The most established form of emerging-market debt (EMD) investing — which targets hard-currency debt issued in developed markets — is just one area of potential opportunity. Another is local-currency debt, which is increasingly issued by governments and corporate entities as their local bond markets develop and grow. This growth has helped put EMD on the radar of many investors.

Diversification does not guarantee a profit or ensure against loss. It is possible to lose money in a diversified portfolio.

Emerging Markets Income Fund 3

Performance history as of 11/30/17

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 10–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s blended benchmark is an unmanaged index administered by Putnam Management, and is equally weighted between the JPMorgan Emerging Markets Bond Index Global Diversified, the JPMorgan Corporate Emerging Markets Bond Index Diversified, and the JPMorgan Government Bond Index – Emerging Markets Global Diversified.

Recent broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 11/30/17. See above and pages 10–13 for additional fund performance information. Index descriptions can be found on pages 15–16.

4 Emerging Markets Income Fund

Interview with your fund’s portfolio manager

Paul D. Scanlon
Portfolio Manager

Paul is Co-Head of Fixed Income. He has an M.B.A. from the University of Chicago Booth School of Business and a B.A. from Colgate University. Paul joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, your fund is managed by Chief Investment Officer of Fixed Income D. William Kohli and Portfolio Manager Michael J. Atkin.

How would you describe the environment for the reporting period?

Inflows into emerging-market bonds continued to ratchet higher over the 12-month period. Global economic growth, a favorable outlook for inflation and interest rates, rising trade volumes, and investor risk appetite for higher yields supported the asset class. Developing-market economies also benefited from low interest rates among G4 countries — Brazil, India, Germany, and Japan — and in the European Union.

Against this backdrop, the U.S. Federal Reserve raised interest rates in December 2016, and in March, June, and December of 2017. The Fed also started reducing its $4.5 trillion balance sheet in October 2017. While higher interest rates typically create risks for fixed-income assets, investor demand has caused credit spreads to tighten rather than widen. The scarcity value of emerging-market bonds also enhanced their appeal. Over the course of the year, new issuance was modest relative to inflows, creating a favorable supply and demand balance.

Emerging-market bonds faced some outflows in the wake of the U.S. elections. President

Emerging Markets Income Fund 5

Country composition

Allocations are shown as a percentage of the fund’s net assets as of 11/30/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, interest accruals, if any, and rounding. Holdings and allocations may vary over time.

Trump’s electoral win in November 2016 ushered in the risk of more protectionist U.S. trade policies. In particular, Mexico’s debt and currency markets tumbled because of concerns over the future of the North American Free Trade Agreement [NAFTA]. The risk of a trade war between the United States and China loomed large. But post-election concerns waned during the first few months of 2017. In South Africa, corruption allegations against President Jacob Zuma and divisions within the ruling African National Congress hurt the economy and investments. Similarly, in Brazil, President Michel Temer’s administration became embroiled in political scandals and corruption allegations. While these political developments led to big swings in asset prices, the overall returns were positive for the 12-month period.

The fund underperformed its benchmark, the Putnam Emerging Markets Income Blended Index. What contributed to this?

The fund delivered a solid double-digit return, but underperformed the benchmark Putnam Emerging Markets Income Blended Index for the period. The result reflects chiefly our underweight positions in dollar-denominated corporate bonds as well as in some local markets, and our overweight position in Turkey. Although emerging-market corporate bonds did not perform well during the early part of 2017, returns improved over the course of the year. Gains in emerging-market sovereign debt were insufficient to offset our underweight position in corporate bonds. Turkish bonds and the lira were volatile this year due to domestic political issues and mounting diplomatic tensions with the United States. In April, President Recep Tayyip Erdogan won a historic referendum on a new constitution that handed him sweeping powers. Turkish assets tumbled for most of this year before turning more positive in mid-November when the central bank indicated a more hawkish stance would be considered to anchor rising inflation expectations.

6 Emerging Markets Income Fund

What contributed to the fund’s positive results?

Our position in debt issued by Brazil’s Petrobras, the quasi-sovereign oil and gas giant, was a positive contributor to results. Brazil continues to improve given the incipient economic recovery. Petrobras is streamlining its operations to create a leaner, more profitable operation. That has enhanced its debt profile and driven spreads tighter between Petrobras’s bonds and Brazilian government debt.

Our overweight position in Russian debt, especially local currency bonds, boosted returns. The bonds benefited from a decline in interest rates, a recovering economy, and the overall scarcity of Russian debt. The economy has emerged from a recession caused by the plunge in oil prices and Western sanctions against Moscow. The central bank cut rates several times this year to boost growth, and the rate cycle supported local bonds. We built an overweight position in an environment where yields were higher, and owning bonds as rates fell led to capital appreciation.

Our holdings of Mexican debt, including dollar bonds, also boosted overall results for the period. The lowering of protectionist-related risks lifted the value of Mexico’s debt and equity

Top 10 holdings

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 11/30/17. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

Emerging Markets Income Fund 7

markets. We also increased our allocations in Argentina’s local currency bonds because of what we believe is an improving political environment, a stable peso, and high interest rates. If interest rates decline, we believe that we are well positioned to benefit from the compression in yields that is likely in 2018.

Where have you sought new opportunities in this environment?

During the period, we modestly increased the fund’s exposures to select frontier markets. We have positions in dollar-denominated sovereign bonds issued by Egypt, the Ivory Coast, and the Dominican Republic. The Ivory Coast’s economy is sound fundamentally, in our view, and has benefited from strong export growth in commodities. These bonds also have a scarcity value.

What is your outlook for emerging-market debt for 2018?

We are cautiously optimistic as we look to the year ahead. The acceleration in global growth that we witnessed in 2017 will continue well into 2018, in our view, fueled by many developing countries. While we expect growth in the United States to pick up, we believe the eurozone and China face downside risks. We also believe that bond markets stand to benefit from relatively favorable outlooks for inflation and interest rates.

The U.S. Federal Reserve will be the focus of investors in 2018, especially in the first half of the year, as a new Fed chair is expected to take office, and rate increases and balance sheet reduction are widely expected to be implemented at a faster pace. In our view, the biggest risks to the outlook are the Fed and G4 central banks moving interest rates higher too aggressively.

Credit quality overview

Credit qualities are shown as a percentage of the fund’s net assets as of 11/30/17. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

8 Emerging Markets Income Fund

There will be modest downside risks to growth in China in 2018 given the imbalances in the economy, in our view. Potential challenges include the pace of reforms, the restructuring of state-owned enterprises, and the debt overhang. We believe the deep financial and trade links between China and emerging markets, especially Latin America and Asia, render them vulnerable to a hard landing. There is also the possibility of a range of actions by the Trump administration targeting the trade imbalance between China and the United States.

We think any flare-up in geopolitical risks, including North Korea, Russia, and the Middle East, could weigh on emerging-market debt. Separately, Brazil and Mexico will hold presidential elections in 2018. Electoral cycles and changes in governments could result in economic and financial policies that are not favorable to investors. There is some headwind risk that investors will reallocate funds from emerging-market assets. We believe another year of more than 10% returns in emerging-market bonds would be a big positive surprise.

Thank you, Paul, for this update on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Emerging Markets Income Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2017, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/17

	Life of fund	Annual average	3 years	Annual average	1 year
Class A (3/27/13)
Before sales charge	11.02%	2.26%	12.71%	4.07%	10.84%
After sales charge	6.58	1.37	8.20	2.66	6.40
Class B (3/27/13)
Before CDSC	7.16	1.49	10.18	3.28	10.04
After CDSC	5.32	1.11	7.18	2.34	5.04
Class C (3/27/13)
Before CDSC	7.14	1.49	10.20	3.29	10.02
After CDSC	7.14	1.49	10.20	3.29	9.02
Class M (3/27/13)
Before sales charge	9.70	2.00	11.83	3.80	10.54
After sales charge	6.14	1.28	8.20	2.66	6.95
Class Y (3/27/13)
Net asset value	12.36	2.52	13.58	4.34	11.13

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

10 Emerging Markets Income Fund

Comparative index returns For periods ended 11/30/17

	Life of fund	Annual average	3 years	Annual average	1 year
Putnam Emerging
Markets Income
Blended Index	13.06%	2.66%	11.94%	3.83%	11.48%
(Equal Weighted)*
Lipper Emerging
Markets Hard
Currency Debt	12.48	2.46	13.80	4.35	11.61
Funds category
average†

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The fund’s blended benchmark is an unmanaged index administered by Putnam Management, and is equally weighted between the JPMorgan Emerging Markets Bond Index Global Diversified, the JPMorgan Corporate Emerging Markets Bond Index Diversified, and the JPMorgan Government Bond Index — Emerging Markets Global Diversified.

† Over the 1-year, 3-year, and life-of-fund periods ended 11/30/17, there were 268, 217, and 138 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $10,716 ($10,532 after contingent deferred sales charge). A $10,000 investment in the fund’s class C shares would have been valued at $10,714, and no contingent deferred sales charge would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $10,614. A $10,000 investment in the fund’s class Y share would have been valued at $11,236, respectively.

Emerging Markets Income Fund 11

Fund price and distribution information For the 12-month period ended 11/30/17

Distributions	Class A		Class B	Class C	Class M		Class Y
Number	12		12	12	12		12
Income	$0.246639		$0.192059	$0.192059	$0.227655		$0.265624
Capital gains
Long-term gains	—		—	—	—		—
Short-term gains	0.024201		0.024201	0.024201	0.024201		0.024201
Return of capital*	0.065160		0.050740	0.050740	0.060144		0.070175
Total	$0.336000		$0.267000	$0.267000	$0.312000		$0.360000
	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value
11/30/16	$8.63	$8.99	$8.60	$8.61	$8.63	$8.92	$8.63
11/30/17	9.22	9.60	9.19	9.20	9.22	9.53	9.22
	Before	After	Net	Net	Before	After	Net
Current rate	sales	sales	asset	asset	sales	sales	asset
(end of period)	charge	charge	value	value	charge	charge	value
Current dividend rate[1]	3.64%	3.50%	2.87%	2.87%	3.38%	3.27%	3.90%
Current 30-day
SEC yield (with expense
limitation)[2,3]	N/A	4.72	4.16	4.17	N/A	4.53	5.17
Current 30-day SEC yield
(without expense
limitation)[3]	N/A	3.90	3.31	3.31	N/A	3.70	4.31

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 For a portion of the period, the fund had expense limitations, without which returns would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

* See page 49.

12 Emerging Markets Income Fund

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/17

	Life of fund	Annual average	3 years	Annual average	1 year
Class A (3/27/13)
Before sales charge	12.08%	2.42%	18.68%	5.87%	10.13%
After sales charge	7.60	1.55	13.93	4.44	5.73
Class B (3/27/13)
Before CDSC	8.13	1.65	15.96	5.06	9.35
After CDSC	6.28	1.29	12.96	4.14	4.35
Class C (3/27/13)
Before CDSC	8.23	1.67	16.10	5.10	9.33
After CDSC	8.23	1.67	16.10	5.10	8.33
Class M (3/27/13)
Before sales charge	10.86	2.19	17.86	5.63	9.97
After sales charge	7.26	1.48	14.03	4.47	6.40
Class Y (3/27/13)
Net asset value	13.46	2.69	19.62	6.15	10.42

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y
Net expenses for the fiscal year
ended 11/30/16*	1.25%	2.00%	2.00%	1.50%	1.00%
Total annual operating expenses for the fiscal
year ended 11/30/16	2.18%	2.93%	2.93%	2.43%	1.93%
Annualized expense ratio for the six-month
period ended 11/30/17†	1.25%	2.00%	2.00%	1.50%	1.00%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 3/30/18.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Emerging Markets Income Fund 13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 6/1/17 to 11/30/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y
Expenses paid per $1,000 *†	$6.32	$10.09	$10.09	$7.58	$5.06
Ending value (after expenses)	$1,017.10	$1,013.40	$1,013.30	$1,015.80	$1,018.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 11/30/17, use the following calculation method. To find the value of your investment on 6/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y
Expenses paid per $1,000 *†	$6.33	$10.10	$10.10	$7.59	$5.06
Ending value (after expenses)	$1,018.80	$1,015.04	$1,015.04	$1,017.55	$1,020.05

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 Emerging Markets Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/ or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

ICE BofAML U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Putnam Emerging Markets Income Blended Index (Equal Weighted) is equally weighted between one-third JPMorgan Emerging Markets Bond Index Global Diversified, one-third JPMorgan Corporate Emerging Markets Bond Index Diversified, and one-third JPMorgan Government Bond Index — Emerging Markets Global Diversified.

S&P 500 Index is an unmanaged index of common stock performance.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties

Emerging Markets Income Fund 15

regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2017, Putnam employees had approximately $524,000,000 and the Trustees had approximately $91,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Emerging Markets Income Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Emerging Markets Income Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2017, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2017, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2017 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2017. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous

18 Emerging Markets Income Fund

years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2016. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 25 basis points (until September 1, 2016, this limitation was 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2016. However, in the case of your fund, the second of the expense limitations applied during its fiscal year ending in 2016. Putnam Management has agreed to maintain these expense limitations until at least March 30, 2019. In addition, effective through at least March 30, 2019, Putnam Management will waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 1.00% of its average net assets. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 2nd quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the fourth quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2016. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2016 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

Emerging Markets Income Fund 19

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans, charities, college endowments, foundations, sub-advised third-party mutual funds, state, local and non-U.S. government entities, and corporations. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam Funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. In addition, in response to a request from the Independent Trustees, Putnam Management provided the Trustees with in-depth presentations regarding each of the equity and fixed income investment teams, including the operation of the teams and their investment approaches. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2016 was a challenging year for the performance of the Putnam funds, with generally disappointing results for the international and global equity funds and taxable fixed income funds, mixed results for small-cap equity, Spectrum, global asset allocation, equity research and tax exempt fixed income funds, but generally strong results for U.S. equity funds. The Trustees noted, however, that they were encouraged by the positive performance trend since mid-year 2016 across most Putnam Funds. In particular, from May 1, 2016 through April 30, 2017, 51% of Putnam Fund assets were in the top quartile and 87% were above the median of the Putnam Funds’ competitive industry rankings. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by

20 Emerging Markets Income Fund

the Barron’s/Lipper Fund Families survey as the 5th-best performing mutual fund complex out of 54 complexes for the five-year period ended December 31, 2016. In addition, while the survey ranked the Putnam Funds 52nd out of 61 mutual fund complexes for the one-year period ended 2016, the Putnam Funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2016 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, which commenced operations on March 27, 2013, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper Emerging Markets Hard Currency Debt Funds) for the one-year and three-year periods ended Decem-ber 31, 2016 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd
Three-year period	3rd

Over the one- and three-year periods ended December 31, 2016, there were 267 and 211 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.) The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee, including any developments with respect to the European Union’s updated Markets in Financial Instruments Directive and its potential impact on PIL’s use of client commissions to obtain investment research. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management

Emerging Markets Income Fund 21

contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

22 Emerging Markets Income Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Emerging Markets Income Fund 23

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust

We have audited the accompanying statement of assets and liabilities of Putnam Emerging Markets Income Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of November 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and the period from March 27, 2013 (commencement of operations) through November 30, 2013. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Emerging Markets Income Fund as of November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period from March 27, 2013 (commencement of operations) through November 30, 2013, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
January 12, 2018

24 Emerging Markets Income Fund

The fund’s portfolio 11/30/17

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (75.2%)*		amount	Value
Argentina (Republic of) sr. unsec. unsub. bonds 7.625%,
4/22/46 (Argentina)		$360,000	$403,560
Bahrain (Kingdom of) sr. unsec. bonds Ser. REGS, 7.00%,
10/12/28 (Bahrain)		270,000	271,688
Brazil (Federal Republic of) sr. unsec. unsub. bonds 4.625%,
1/13/28 (Brazil)		315,000	314,500
Brazil (Federal Republic of) unsec. notes Ser. NTNF, 10.00%, 1/1/23
(Brazil) (Units)	BRL	925	294,417
Brazil (Federal Republic of) unsec. notes Ser. NTNF, 10.00%, 1/1/25
(Brazil) (Units)	BRL	1,410	442,992
Buenos Aires (Province of) sr. unsec. unsub. bonds Ser. REGS,
7.875%, 6/15/27 (Argentina)		$300,000	334,800
Buenos Aires (Province of) unsec. FRN Argentina Deposit Rates
BADLAR + 3.83%, 26.768%, 5/31/22 (Argentina)	ARS	4,825,000	282,167
Buenos Aires (Province of) 144A sr. unsec. unsub. bonds 7.875%,
6/15/27 (Argentina)		$275,000	307,010
Chile (Republic of) sr. unsec. unsub. notes 3.125%, 1/21/26 (Chile)		390,000	398,096
Colombia (Republic of) sr. unsec. notes Ser. B, 10.00%,
7/24/24 (Colombia)	COP	1,245,000,000	497,905
Colombia (Republic of) sr. unsec. unsub. notes 4.50%,
1/28/26 (Colombia)		$400,000	427,585
Colombia (Republic of) sr. unsec. unsub. notes 4.375%,
3/21/23 (Colombia)	COP	300,000,000	94,188
Costa Rica (Government of) sr. unsec. unsub. bonds Ser. REGS,
7.158%, 3/12/45 (Costa Rica)		$200,000	212,250
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 8.625%,
4/20/27 (Dominican Republic)		150,000	181,500
Dominican (Republic of) 144A sr. unsec. unsub. bonds 5.50%,
1/27/25 (Dominican Republic)		150,000	158,250
Ecuador (Republic of) 144A sr. unsec. notes 8.875%,
10/23/27 (Ecuador)		200,000	211,701
Egypt (Arab Republic of) notes Ser. REGS, 8.50%, 1/31/47 (Egypt)	EGP	200,000	228,250
El Salvador (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.875%,
1/30/25 (El Salvador)		$150,000	147,375
Federation of (Malaysia) sr. unsec. notes Ser. 417, 3.899%,
11/16/27 (Malaysia)	MYR	725,000	176,335
Hellenic (Republic of) sr. unsec. notes 4.375%, 8/1/22 (Greece)	EUR	78,000	93,546
Hungary (Government of) sr. unsec. unsub. notes 5.375%,
3/25/24 (Hungary)		$184,000	208,766
Indonesia (Republic of) sr. unsec. bonds Ser. FR56, 8.375%,
9/15/26 (Indonesia)	IDR	3,500,000,000	288,674
Indonesia (Republic of) sr. unsec. bonds Ser. FR73, 8.75%,
5/15/31 (Indonesia)	IDR	3,150,000,000	267,142
Indonesia (Republic of) sr. unsec. bonds Ser. FR75, 7.50%,
5/15/38 (Indonesia)	IDR	4,655,000,000	354,236
Indonesia (Republic of) 144A sr. unsec. unsub. notes 5.125%,
1/15/45 (Indonesia)		$200,000	219,750
Malaysia (Government of) sr. unsec. bonds 3.492%,
3/31/20 (Malaysia)	MYR	675,000	165,778
Malaysia (Government of) sr. unsec. notes Ser. 115, 3.955%,
9/15/25 (Malaysia)	MYR	750,000	181,497

Emerging Markets Income Fund 25

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (75.2%)* cont.		amount	Value
Mexico (Government of) sr. unsec. bonds Ser. M, 7.75%,
11/13/42 (Mexico)	MXN	2,985,000	$163,315
Mexico (Government of) sr. unsec. bonds Ser. M, 7.75%,
5/29/31 (Mexico)	MXN	1,600,000	88,498
Mexico (Government of) sr. unsec. notes Ser. M, 8.00%,
12/7/23 (Mexico)	MXN	7,070,000	394,940
Mongolia (Government of) 144A sr. unsec. unsub. notes 8.75%,
3/9/24 (Mongolia)		$200,000	228,703
Peru (Republic of) sr. unsec. unsub. bonds 8.75%, 11/21/33 (Peru)		75,000	118,273
Peru (Republic of) sr. unsec. unsub. bonds 4.125%, 8/25/27 (Peru)		50,000	54,734
Peru (Republic of) sr. unsec. unsub. notes 7.35%, 7/21/25 (Peru)		165,000	215,325
Peru (Republic of) 144A sr. unsec. unsub. notes 6.90%,
8/12/37 (Peru)	PEN	125,000	43,241
Petroleos Mexicanos 144A GDN company guaranty sr. unsec.
unsub. notes 7.65%, 11/24/21 (Mexico)	MXN	11,000	57,009
Philippines (Republic of) sr. unsec. unsub. bonds 3.95%,
1/20/40 (Philippines)		$200,000	206,250
Poland (Republic of) sr. unsec. unsub. notes 5.00%,
3/23/22 (Poland)		125,000	137,363
Republic of (Ivory Coast) 144A sr. unsec. bonds 6.125%, 6/15/33
(Ivory Coast)		200,000	200,572
Romania (Government of) unsec. notes Ser. 10YR, 5.95%,
6/11/21 (Romania)	RON	610,000	167,722
Russia (Federation of) sr. unsec. unsub. notes Ser. REGS, 4.875%,
9/16/23 (Russia)		$200,000	217,500
Russia (Federation of) unsec. bonds 8.15%, 2/3/27 (Russia)	RUB	47,395,000	848,197
Russia (Federation of) 144A sr. unsec. unsub. bonds 5.625%,
4/4/42 (Russia)		$200,000	222,500
South Africa (Republic of) unsec. bonds Ser. 2023, 7.75%, 2/28/23
(South Africa)	ZAR	2,000,000	140,377
South Africa (Republic of) unsec. bonds Ser. 2032, 8.25%, 3/31/32
(South Africa)	ZAR	1,515,000	95,969
South Africa (Republic of) unsec. bonds Ser. R186, 10.50%,
12/21/26 (South Africa)	ZAR	1,400,000	109,264
Sri Lanka (Republic of) 144A sr. unsec. unsub. bonds 6.85%,
11/3/25 (Sri Lanka)		$200,000	219,800
Turkey (Republic of) sr. unsec. notes 6.00%, 1/14/41 (Turkey)		400,000	394,500
Turkey (Republic of) unsec. bonds 6.625%, 2/17/45 (Turkey)		200,000	211,120
Turkey (Republic of) unsec. notes 11.00%, 3/2/22 (Turkey)	TRY	2,710,000	648,797
Turkey (Republic of) unsec. notes 8.80%, 9/27/23 (Turkey)	TRY	1,405,000	304,975
Ukraine (Government of) sr. unsec. unsub. bonds Ser. REGS, 7.75%,
9/1/27 (Ukraine)		$100,000	103,625
United Mexican States sr. unsec. unsub. bonds 4.35%,
1/15/47 (Mexico)		225,000	217,800
Uruguay (Republic of) 144A sr. unsec. notes 9.875%,
6/20/22 (Uruguay)	UYU	14,375,000	523,043
Venezuela (Republic of) sr. unsec. unsub. notes 12.75%,
8/23/22 (Venezuela)		$150,000	36,563
Vietnam (Republic of) 144A sr. unsec. bonds 4.80%,
11/19/24 (Vietnam)		200,000	212,918
Total foreign government and agency bonds and notes (cost $14,187,132)			$13,746,851

26 Emerging Markets Income Fund

	Principal
CORPORATE BONDS AND NOTES (22.8%)*	amount	Value
Basic materials (6.6%)
Cemex SAB de CV company guaranty sr. notes Ser. REGS, 6.125%,
5/5/25 (Mexico)	$400,000	$424,000
Fibria Overseas Finance, Ltd. company guaranty sr. unsec. sub.
notes 5.25%, 5/12/24 (Brazil)	150,000	161,048
First Quantaum Minerals, Ltd. company guaranty sr. unsec. notes
Ser. REGS, 7.25%, 5/15/22 (Canada)	200,000	208,500
Indo Energy Finance II BV 144A company guaranty sr. notes
6.375%, 1/24/23 (Indonesia)	200,000	203,848
Mexichem SAB de CV 144A company guaranty sr. unsec. notes
4.875%, 9/19/22 (Mexico)	200,000	213,900
		1,211,296
Capital goods (0.7%)
Embraer Overseas, Ltd 144A company guaranty sr. unsec. notes
5.696%, 9/16/23 (Brazil)	111,000	120,124
		120,124
Communication services (1.1%)
Digicel Group, Ltd. 144A sr. unsec. notes 8.25%, 9/30/20 (Jamaica)	200,000	192,700
		192,700
Energy (7.1%)
Nexen Energy ULC company guaranty sr. unsec. unsub. notes
6.40%, 5/15/37 (Canada)	100,000	129,095
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 8.75%, 5/23/26 (Brazil)	210,000	250,688
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.875%, 1/20/40 (Brazil)	95,000	96,544
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.125%, 1/17/22 (Brazil)	10,000	10,650
Petrobras Global Finance BV 144A company guaranty sr. unsec.
bonds 5.999%, 1/27/28 (Brazil)	40,000	40,100
Petrobras Global Finance BV 144A company guaranty sr. unsec.
notes 5.299%, 1/27/25 (Brazil)	212,000	211,947
Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5.375%, 4/12/27 (Venezuela)	50,000	11,869
Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6.00%, 11/15/26 (Venezuela)	35,000	7,700
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
5.50%, 1/21/21 (Mexico)	520,000	554,498
		1,313,091
Financials (6.1%)
Banco de Credito del Peru/Panama 144A unsec. sub. FRN 6.875%,
9/16/26 (Peru)	50,000	56,620
Banco de Credito del Peru/Panama 144A unsec. sub. FRN 6.125%,
4/24/27 (Peru)	200,000	221,102
Banco Nacional de Costa Rica 144A sr. unsec. unsub. notes 4.875%,
11/1/18 (Costa Rica)	200,000	202,520
Turkiye Garanti Bankasi AS 144A sr. unsec. unsub. notes 5.25%,
9/13/22 (Turkey)	200,000	201,000
VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95%,
10/17/22 (Russia)	400,000	438,000
		1,119,242

Emerging Markets Income Fund 27

	Principal
CORPORATE BONDS AND NOTES (22.8%)* cont.	amount	Value
Utilities and power (1.2%)
Centrais Electricas Brasileiras SA (Electrobras) 144A sr. unsec.
unsub. notes 6.875%, 7/30/19 (Brazil)	$100,000	$105,303
Engie Energia Chile SA 144A sr. unsec. unsub. notes 5.625%,
1/15/21 (Chile)	100,000	108,900
		214,203
Total corporate bonds and notes (cost $4,071,732)		$4,170,656

	Principal amount/
SHORT-TERM INVESTMENTS (0.9%)*		shares	Value
Putnam Short Term Investment Fund 1.23% L	Shares	146,363	$146,363
U.S. Treasury Bills 1.029%, 12/14/17 #		$17,000	16,994
Total short-term investments (cost $163,357)			$163,357

TOTAL INVESTMENTS
Total investments (cost $18,422,221)			$18,080,864

Key to holding’s currency abbreviations

ARS	Argentine Peso
BRL	Brazilian Real
COP	Colombian Peso
EGP	Egyptian Pound
EUR	Euro
IDR	Indonesian Rupiah
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Neuvo Sol
RON	Romanian Leu
RUB	Russian Ruble
TRY	Turkish Lira
USD/$	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

Key to holding’s abbreviations

FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period.
Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GDN	Global Depository Notes: represents ownership of foreign securities on deposit with a custodian bank
OJSC	Open Joint Stock Company

28 Emerging Markets Income Fund

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2016 through November 30, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $18,273,965.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $16,993 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $83,679 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any
(as a percentage of Portfolio Value):

Mexico	11.7%	Egypt	1.3%
Brazil	11.3	Sri Lanka	1.2
Turkey	9.7	Vietnam	1.2
Russia	9.5	Ecuador	1.2
Indonesia	7.4	Hungary	1.2
Argentina	7.3	Philippines	1.1
Colombia	5.6	Ivory Coast	1.1
Peru	3.9	Jamaica	1.1
Malaysia	2.9	Romania	0.9
Uruguay	2.9	United States	0.9
Chile	2.8	El Salvador	0.8
Costa Rica	2.3	Poland	0.8
South Africa	1.9	Ukraine	0.6
Dominican Republic	1.9	Greece	0.5
Canada	1.9	Venezuela	0.3
Bahrain	1.5	Total	100.0%
Mongolia	1.3

Emerging Markets Income Fund 29

FORWARD CURRENCY CONTRACTS at 11/30/17 (aggregate face value $9,949,117)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
	Bank of America N.A.
	Australian Dollar	Sell	1/17/18	$177,863	$183,712	$5,849
	Euro	Sell	12/20/17	190,882	191,316	434
	Russian Ruble	Buy	12/20/17	59,308	59,233	75
Citibank, N.A.
	Brazilian Real	Buy	1/3/18	281,999	302,584	(20,585)
	Brazilian Real	Buy	4/3/18	357,333	358,406	(1,073)
	Colombian Peso	Sell	1/17/18	600,321	602,162	1,841
	Peruvian New Sol	Sell	1/17/18	33,230	32,752	(478)
	Russian Ruble	Buy	12/20/17	559,938	556,622	3,316
	Russian Ruble	Sell	12/20/17	559,938	555,566	(4,372)
	Credit Suisse International
	Australian Dollar	Buy	1/17/18	182,779	186,329	(3,550)
	Goldman Sachs International
	Brazilian Real	Sell	1/3/18	93,604	87,016	(6,588)
	Brazilian Real	Buy	4/3/18	357,333	357,473	(140)
	Chinese Yuan (Offshore)	Buy	2/22/18	11,606	11,751	(145)
	Euro	Buy	12/20/17	189,452	185,639	3,813
	Hungarian Forint	Buy	12/20/17	187,145	189,104	(1,959)
	Hungarian Forint	Sell	12/20/17	187,145	189,522	2,377
	South African Rand	Buy	1/17/18	207,714	223,916	(16,202)
	Turkish Lira	Buy	12/20/17	758,848	839,518	(80,670)
	Turkish Lira	Sell	12/20/17	758,848	806,652	47,804
	HSBC Bank USA, National Association
	Mexican Peso	Buy	1/17/18	139,556	145,224	(5,668)
	JPMorgan Chase Bank N.A.
	Australian Dollar	Sell	1/17/18	181,417	187,080	5,663
	Euro	Sell	12/20/17	83,049	83,516	467
	Indonesian Rupiah	Sell	2/22/18	50,234	48,755	(1,479)
	Royal Bank of Scotland PLC (The)
	Australian Dollar	Sell	1/17/18	181,342	186,085	4,743
	Euro	Sell	12/20/17	190,048	190,565	517
	Turkish Lira	Buy	12/20/17	513,643	546,435	(32,792)
	Turkish Lira	Sell	12/20/17	513,643	554,504	40,861
	State Street Bank and Trust Co.
	Euro	Sell	12/20/17	474,226	479,459	5,233
	Polish Zloty	Buy	12/20/17	881,969	873,354	8,615
	Romanian Leu	Sell	12/20/17	189,028	190,825	1,797
	Turkish Lira	Sell	12/20/17	367,160	357,751	(9,409)
	WestPac Banking Corp.
	Australian Dollar	Buy	1/17/18	182,779	186,291	(3,512)
	Unrealized appreciation					133,405
	Unrealized depreciation					(188,622)
Total						$(55,217)

* The exchange currency for all contracts listed is the United States Dollar.

30 Emerging Markets Income Fund

FUTURES CONTRACTS OUTSTANDING at 11/30/17
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
U.S. Treasury Bond Ultra 30 yr (Long)	1	$164,875	$164,875	Mar-18	$(2,455)
U.S. Treasury Bond Ultra 30 yr (Short)	5	824,375	824,375	Mar-18	12,217
U.S. Treasury Note 2 yr (Long)	4	857,625	857,625	Mar-18	(883)
U.S. Treasury Note 5 yr (Long)	4	465,375	465,375	Mar-18	(1,789)
U.S. Treasury Note 10 yr (Long)	4	496,188	496,188	Mar-18	(3,227)
U.S. Treasury Note 10 yr (Short)	2	248,094	248,094	Mar-18	1,605
Unrealized appreciation					13,822
Unrealized depreciation					(8,354)
Total					$5,468

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Corporate bonds and notes	$—	$4,170,656	$—
Foreign government and agency bonds and notes	—	13,746,851	—
Short-term investments	146,363	16,994	—
Totals by level	$146,363	$17,934,501	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(55,217)	$—
Futures contracts	5,468	—	—
Totals by level	$5,468	$(55,217)	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

Emerging Markets Income Fund 31

Statement of assets and liabilities 11/30/17

ASSETS
Investment in securities, at value (Notes 1 and 8):
Unaffiliated issuers (identified cost $18,275,858)	$17,934,501
Affiliated issuers (identified cost $146,363) (Notes 1 and 5)	146,363
Foreign currency (cost $48,787) (Note 1)	48,522
Interest and other receivables	300,656
Receivable for shares of the fund sold	1,675
Receivable from Manager (Note 2)	17,173
Receivable for variation margin on futures contracts (Note 1)	2,375
Unrealized appreciation on forward currency contracts (Note 1)	133,405
Prepaid assets	15,803
Total assets	18,600,473

LIABILITIES
Payable to custodian	29,529
Payable for shares of the fund repurchased	13,322
Payable for custodian fees (Note 2)	7,533
Payable for investor servicing fees (Note 2)	4,639
Payable for Trustee compensation and expenses (Note 2)	355
Payable for administrative services (Note 2)	76
Payable for distribution fees (Note 2)	6,257
Payable for auditing and tax fees	60,493
Payable for variation margin on futures contracts (Note 1)	3,094
Unrealized depreciation on forward currency contracts (Note 1)	188,622
Other accrued expenses	12,588
Total liabilities	326,508

Net assets	$18,273,965

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$18,617,952
Undistributed net investment income (Note 1)	55,056
Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(5,468)
Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(393,575)
Total — Representing net assets applicable to capital shares outstanding	$18,273,965

(Continued on next page)

32 Emerging Markets Income Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($11,904,954 divided by 1,291,359 shares)	$9.22
Offering price per class A share (100/96.00 of $9.22)*	$9.60
Net asset value and offering price per class B share ($209,476 divided by 22,790 shares)**	$9.19
Net asset value and offering price per class C share ($1,210,779 divided by 131,562 shares)**	$9.20
Net asset value and redemption price per class M share ($26,554 divided by 2,879 shares)	$9.22
Offering price per class M share (100/96.75 of $9.22)†	$9.53
Net asset value, offering price and redemption price per class Y share
($4,922,202 divided by 534,031 shares)	$9.22

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Emerging Markets Income Fund 33

Statement of operations Year ended 11/30/17

INVESTMENT INCOME
Interest (net of foreign tax of $21,835 ) (including interest income of $5,677 from investments
in affiliated issuers) (Note 5)	$1,048,256
Total investment income	1,048,256

EXPENSES
Compensation of Manager (Note 2)	133,379
Investor servicing fees (Note 2)	27,874
Custodian fees (Note 2)	13,998
Trustee compensation and expenses (Note 2)	1,081
Distribution fees (Note 2)	45,838
Administrative services (Note 2)	561
Auditing and tax fees	79,915
Blue sky expense	71,896
Other	23,388
Fees waived and reimbursed by Manager (Note 2)	(167,604)
Total expenses	230,326

Expense reduction (Note 2)	(193)
Net expenses	230,133

Net investment income	818,123

Net realized loss on securities from unaffiliated issuers (Notes 1 and 3)	(227,997)
Net realized loss on forward currency contracts (Note 1)	(25,173)
Net realized loss on foreign currency transactions (Note 1)	(10,131)
Net realized loss on futures contracts (Note 1)	(37,678)
Net unrealized appreciation of securities in unaffiliated issuers during the year	1,264,945
Net unrealized appreciation of forward currency contracts during the year	44,865
Net unrealized appreciation of assets and liabilities in foreign currencies during the year	1,525
Net unrealized appreciation of futures contracts during the year	4,547
Net gain on investments	1,014,903

Net increase in net assets resulting from operations	$1,833,026

The accompanying notes are an integral part of these financial statements.

34 Emerging Markets Income Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 11/30/17	Year ended 11/30/16
Operations
Net investment income	$818,123	$771,783
Net realized loss on investments
and foreign currency transactions	(300,979)	(147,962)
Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	1,315,882	153,858
Net increase in net assets resulting from operations	1,833,026	777,679
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(327,001)	(363,340)
Class B	(4,048)	(3,008)
Class C	(28,731)	(45,800)
Class M	(629)	(848)
Class Y	(138,705)	(112,795)
Net realized short-term gain on investments
Class A	(31,319)	—
Class B	(551)	—
Class C	(3,288)	—
Class M	(69)	—
Class Y	(12,904)	—
From return of capital
Class A	(86,392)	—
Class B	(1,069)	—
Class C	(7,590)	—
Class M	(166)	—
Class Y	(36,644)	—
From net realized long-term gain on investments
Class A	—	(63,114)
Class B	—	(642)
Class C	—	(1,832)
Class M	—	(187)
Class Y	—	(17,267)
Increase from capital share transactions (Note 4)	366,593	4,140,861
Total increase in net assets	1,520,513	4,309,707

NET ASSETS
Beginning of year	16,753,452	12,443,745
End of year (including undistributed net investment
income of $55,056 and $129,017, respectively)	$18,273,965	$16,753,452

The accompanying notes are an integral part of these financial statements.

Emerging Markets Income Fund 35

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	return of	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	investments	operations	income	investments	capital	distributions	of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)
Class A
November 30, 2017	$8.63	.41	.52	.93	(.25)	(.02)	(.07)	(.34)	$9.22	10.84	$11,905	1.25	4.44	45
November 30, 2016	8.42	.43	.12	.55	(.28)	(.06)	—	(.34)	8.63	6.55	11,444	1.25	4.88	48
November 30, 2015	9.18	.37	(.78)	(.41)	(.26)	(.05)	(.04)	(.35)	8.42	(4.56)	9,458	1.25	4.29	18
November 30, 2014	9.10	.41	.09	.50	(.41)	—	(.01)	(.42)	9.18	5.55	9,988	1.25	4.38	23
November 30, 2013†	10.00	.28	(.95)	(.67)	(.17)	—	(.06)	(.23)	9.10	(6.68)*	9,521	.85*	2.98 *	5*
Class B
November 30, 2017	$8.60	.34	.51	.85	(.19)	(.02)	(.05)	(.26)	$9.19	10.04	$209	2.00	3.76	45
November 30, 2016	8.40	.36	.13	.49	(.23)	(.06)	—	(.29)	8.60	5.81	171	2.00	4.14	48
November 30, 2015	9.17	.31	(.80)	(.49)	(.20)	(.05)	(.03)	(.28)	8.40	(5.37)	95	2.00	3.58	18
November 30, 2014	9.09	.32	.11	.43	(.35)	—	—[e]	(.35)	9.17	4.79	71	2.00	3.46	23
November 30, 2013†	10.00	.24	(.96)	(.72)	(.14)	—	(.05)	(.19)	9.09	(7.19)*	19	1.36*	2.57*	5*
Class C
November 30, 2017	$8.61	.33	.52	.85	(.19)	(.02)	(.05)	(.26)	$9.20	10.02	$1,211	2.00	3.65	45
November 30, 2016	8.42	.37	.11	.48	(.23)	(.06)	—	(.29)	8.61	5.70	1,509	2.00	4.16	48
November 30, 2015	9.18	.31	(.78)	(.47)	(.21)	(.05)	(.03)	(.29)	8.42	(5.24)	279	2.00	3.60	18
November 30, 2014	9.10	.33	.09	.42	(.34)	—	—[e]	(.34)	9.18	4.74	202	2.00	3.59	23
November 30, 2013†	10.00	.24	(.96)	(.72)	(.13)	—	(.05)	(.18)	9.10	(7.18)*	157	1.36*	2.56*	5*
Class M
November 30, 2017	$8.63	.38	.52	.90	(.23)	(.02)	(.06)	(.31)	$9.22	10.54	$27	1.50	4.15	45
November 30, 2016	8.42	.40	.13	.53	(.26)	(.06)	—	(.32)	8.63	6.29	23	1.50	4.63	48
November 30, 2015	9.18	.35	(.78)	(.43)	(.24)	(.05)	(.04)	(.33)	8.42	(4.82)	28	1.50	4.04	18
November 30, 2014	9.10	.39	.09	.48	(.39)	—	(.01)	(.40)	9.18	5.29	29	1.50	4.15	23
November 30, 2013†	10.00	.27	(.95)	(.68)	(.16)	—	(.06)	(.22)	9.10	(6.83)*	20	1.02*	2.87*	5*
Class Y
November 30, 2017	$8.63	.43	.52	.95	(.27)	(.02)	(.07)	(.36)	$9.22	11.13	$4,922	1.00	4.70	45
November 30, 2016	8.41	.45	.13	.58	(.30)	(.06)	—	(.36)	8.63	6.92	3,607	1.00	5.12	48
November 30, 2015	9.18	.39	(.79)	(.40)	(.28)	(.05)	(.04)	(.37)	8.41	(4.40)	2,584	1.00	4.54	18
November 30, 2014	9.10	.42	.11	.53	(.44)	—	(.01)	(.45)	9.18	5.82	2,782	1.00	4.51	23
November 30, 2013†	10.00	.31	(.96)	(.65)	(.18)	—	(.07)	(.25)	9.10	(6.52)*	707	.68*	3.35*	5*

* Not annualized.

† For the period March 27, 2013 (commencement of operations) to November 30, 2013.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
November 30, 2017	0.91%
November 30, 2016	0.93
November 30, 2015	1.15
November 30, 2014	1.55
November 30, 2013	1.51

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

36 Emerging Markets Income Fund	Emerging Markets Income Fund 37

Notes to financial statements 11/30/17

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2016 through November 30, 2017.

Putnam Emerging Markets Income Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income. Capital growth is a secondary goal when consistent with achieving high current income. The fund invests mainly in bonds that are obligations of emerging market companies and governments. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in debt securities of issuers in emerging markets, emerging market currencies, and other currency-related derivative, or debt investments that are tied economically to emerging markets. This policy may be changed only after 60 days’ notice to shareholders. The fund may invest in bonds denominated in U.S. dollars and bonds that are denominated in foreign currencies. Emerging markets include countries in the JPMorgan Emerging Markets Bond Index Global Diversified or that Putnam Management considers to be equivalent to those countries based on its evaluation of their level of economic development or the size and experience of their securities markets. The fund may invest both in investment-grade and below-investment-grade investments (sometimes referred to as “junk bonds”). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. Putnam Management may also consider the fundamental characteristics of the particular countries in which the fund invests as well as its views on the currencies of those countries when making investment decisions. The fund invests in currencies directly and through derivatives, for both hedging and non-hedging purposes. The fund may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective April 1, 2017, purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

38 Emerging Markets Income Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Emerging Markets Income Fund 39

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

40 Emerging Markets Income Fund

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $85,791 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from foreign currency gains and losses, from realized gains and losses on certain futures contracts and from a redesignation of taxable distributions. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $392,970 to decrease undistributed net investment income, $11,431 to increase paid-in capital and $381,539 to decrease accumulated net realized loss.

Emerging Markets Income Fund 41

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$717,764
Unrealized depreciation	(1,059,282)
Net unrealized depreciation	(341,518)
Cost for federal income tax purposes	$18,372,633

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.880%	of the first $5 billion,	0.680%	of the next $50 billion,
0.830%	of the next $5 billion,	0.660%	of the next $50 billion,
0.780%	of the next $10 billion,	0.650%	of the next $100 billion and
0.730%	of the next $10 billion,	0.645%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.724% of the fund’s average net assets.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through March 30, 2019, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 1.00% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $13,852 as a result of this limit.

Putnam Management has also contractually agreed, through March 30, 2019, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $153,752 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution

42 Emerging Markets Income Fund

account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$18,269	Class M	38
Class B	291	Class Y	7,225
Class C	2,051	Total	$27,874

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $193 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $14, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$30,220
Class B	1.00%	1.00%	1,924
Class C	1.00%	1.00%	13,567
Class M	1.00%	0.50%	127
Total			$45,838

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $568 and no monies from the sale of class A and class M shares, respectively, and received $8 and $4 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Emerging Markets Income Fund 43

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, (Long-term)	$10,089,534	$7,900,598
U.S. government securities (Long-term)	—	—
Total	$10,089,534	$7,900,598

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 11/30/17		YEAR ENDED 11/30/16
Class A	Shares	Amount	Shares	Amount
Shares sold	167,891	$1,533,862	396,664	$3,534,207
Shares issued in connection with
reinvestment of distributions	10,346	94,377	7,094	62,474
	178,237	1,628,239	403,758	3,596,681
Shares repurchased	(213,103)	(1,946,938)	(201,376)	(1,781,443)
Net increase (decrease)	(34,866)	$(318,699)	202,382	$1,815,238

	YEAR ENDED 11/30/17		YEAR ENDED 11/30/16
Class B	Shares	Amount	Shares	Amount
Shares sold	9,761	$87,052	10,067	$90,529
Shares issued in connection with
reinvestment of distributions	479	4,364	301	2,604
	10,240	91,416	10,368	93,133
Shares repurchased	(7,316)	(64,708)	(1,857)	(15,784)
Net increase	2,924	$26,708	8,511	$77,349

	YEAR ENDED 11/30/17		YEAR ENDED 11/30/16
Class C	Shares	Amount	Shares	Amount
Shares sold	22,550	$206,511	248,195	$2,166,832
Shares issued in connection with
reinvestment of distributions	4,323	39,378	5,367	47,618
	26,873	245,889	253,562	2,214,450
Shares repurchased	(70,463)	(636,631)	(111,539)	(963,420)
Net increase (decrease)	(43,590)	$(390,742)	142,023	$1,251,030

	YEAR ENDED 11/30/17		YEAR ENDED 11/30/16
Class M	Shares	Amount	Shares	Amount
Shares sold	89	$822	—	$—
Shares issued in connection with
reinvestment of distributions	95	864	120	1,035
	184	1,686	120	1,035
Shares repurchased	—	—	(731)	(6,343)
Net increase (decrease)	184	$1,686	(611)	$(5,308)

44 Emerging Markets Income Fund

	YEAR ENDED 11/30/17		YEAR ENDED 11/30/16
Class Y	Shares	Amount	Shares	Amount
Shares sold	351,358	$3,198,737	235,934	$2,111,454
Shares issued in connection with
reinvestment of distributions	11,201	102,516	5,778	50,779
	362,559	3,301,253	241,712	2,162,233
Shares repurchased	(246,561)	(2,253,613)	(130,868)	(1,159,681)
Net increase	115,998	$1,047,640	110,844	$1,002,552

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class A	1,013,527	78.5%	$9,344,719
Class M	1,172	40.7	10,806

At the close of the reporting period a shareholder of record owned 7.2% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 11/30/16	cost	proceeds	income	of 11/30/17
Short-term investments
Putnam Short Term
Investment Fund*	$—	$8,425,997	$8,279,634	$5,677	$146,363
Total Short-term
investments	$—	$8,425,997	$8,279,634	$5,677	$146,363

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	20
Forward currency contracts (contract amount)	$12,700,000

Emerging Markets Income Fund 45

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$133,405	Payables	$188,622
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	13,822*	Unrealized depreciation	8,354*
Total		$147,227		$196,976

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Futures	contracts	Total
Foreign exchange contracts	$—	$(25,173)	$(25,173)
Interest rate contracts	(37,678)	—	$(37,678)
Total	$(37,678)	$(25,173)	$(62,851)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Futures	contracts	Total
Foreign exchange contracts	$—	$44,865	$44,865
Interest rate contracts	4,547	—	$4,547
Total	$4,547	$44,865	$49,412

46 Emerging Markets Income Fund

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Emerging Markets Income Fund 47

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	WestPac Banking Corp.	Total
Assets:
Futures contracts§	$—	$—	$—	$—	$—	$—	$2,375	$—	$—	$—	$2,375
Forward currency contracts #	6,358	5,157	—	53,994	—	6,130	—	46,121	15,645	—	133,405
Total Assets	$6,358	$5,157	$—	$53,994	$—	$6,130	$2,375	$46,121	$15,645	$—	$135,780
Liabilities:
Futures contracts§	—	—	—	—	—	—	3,094	—	—	—	3,094
Forward currency contracts #	—	26,508	3,550	105,704	5,668	1,479	—	32,792	9,409	3,512	188,622
Total Liabilities	$—	$26,508	$3,550	$105,704	$5,668	$1,479	$3,094	$32,792	$9,409	$3,512	$191,716
Total Financial and Derivative Net Assets	$6,358	$(21,351)	$(3,550)	$(51,710)	$(5,668)	$4,651	$(719)	$13,329	$6,236	$(3,512)	$(55,936)
Total collateral received (pledged)†##	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net amount	$6,358	$(21,351)	$(3,550)	$(51,710)	$(5,668)	$4,651	$(719)	$13,329	$6,236	$(3,512)
Controlled collateral received (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts, which is not included in the table above, amounted to $16,993.

Federal tax information (Unaudited)

For the reporting period, a portion of the fund’s distribution represents a return of capital and is therefore not taxable to shareholders. The return of capital is entirely due to foreign currency losses.

For the reporting period, total interest and dividend income from foreign countries were $991,870, or $0.50 per share (for all classes of shares). Taxes paid to foreign countries were $21,835, or $0.01 per share (for all classes of shares).

The Form 1099 that will be mailed to you in January 2018 will show the tax status of all distributions paid to your account in calendar 2017.

48 Emerging Markets Income Fund	Emerging Markets Income Fund 49

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

50 Emerging Markets Income Fund

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization. Served on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm focused on health, social and environmental policy, and international development. Trustee of Carnegie Mellon University. Trustee of Rubin Museum of Art. Director of Pratham USA, an organization dedicated to children's education in India. Member of the Advisory Board of Altimetrik, a business transformation and technology solutions firm. Director of DXC Technology, a global IT services and consulting company

INTERESTED TRUSTEE

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of November 30, 2017, there were 106 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Emerging Markets Income Fund 51

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Head of Accounting, Middle Office, & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Head of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

52 Emerging Markets Income Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President,
Investment Sub-Advisor	Katinka Domotorffy	Principal Financial Officer,
Putnam Investments Limited	Catharine Bond Hill	Principal Accounting Officer,
16 St James’s Street	Paul L. Joskow	and Assistant Treasurer
London, England SW1A 1ER	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	Manoj P. Singh	Assistant Treasurer
One Post Office Square
Boston, MA 02109	Officers	Mark C. Trenchard
	Robert L. Reynolds	Vice President and
Custodian	President	BSA Compliance Officer
State Street Bank
and Trust Company	Jonathan S. Horwitz	Nancy E. Florek
	Executive Vice President,	Vice President, Director of
Legal Counsel	Principal Executive Officer,	Proxy Voting and Corporate
Ropes & Gray LLP	and Compliance Liaison	Governance, Assistant Clerk,
and Assistant Treasurer
Independent Registered	Robert T. Burns
Public Accounting Firm	Vice President and	Denere P. Poulack
KPMG LLP	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
James F. Clark
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Emerging Markets Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

November 30, 2017	$74,373	$ —	$5,388	$ —
November 30, 2016	$64,059	$ —	$5,250	$ —

For the fiscal years ended November 30, 2017 and November 30, 2016, the fund's independent auditor billed aggregate non-audit fees in the amounts of $5,388 and $5,250 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

November 30, 2017	$ —	$ —	$ —	$ —

November 30, 2016	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 25, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 25, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: January 25, 2018